                                                           EXHIBIT 99.(a)(1)(ii)

                             LETTER OF TRANSMITTAL
                       To Tender Shares of Common Stock
                       (together with associated rights)
                                      of
                            Litton Industries, Inc.
                                      at
                             $80.00 Net Per Share
                       Pursuant to the Offer to Purchase
                             Dated January 5, 2001
                                      of
                            LII Acquisition Corp.,
                         a wholly owned subsidiary of
                         Northrop Grumman Corporation

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON FRIDAY, FEBRUARY 2, 2001, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                            EQUISERVE TRUST COMPANY

            By Mail:                            By Hand:                    By Overnight Delivery:

     EQUISERVE TRUST COMPANY            EQUISERVE TRUST COMPANY            EQUISERVE TRUST COMPANY
         P.O. Box 842010              c/o Securities Transfer and            40 Campanelli Drive
Boston, Massachusetts 02284-2010        Reporting Services, Inc.        Braintree, Massachusetts 02184
                                      100 William Street--Galleria
                                        New York, New York 10038

By Facsimile Transmission:         By Confirmation Receipt of Facsimile
(for Eligible Institutions
          Only)                             by Telephone Only:
      (781) 575-4826                          (781) 575-4816
            or
      (781) 575-4827

  Delivery of this Letter of Transmittal to an address other than as set forth above, or transmissions of instructions via a facsimile number other than as set forth above, will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. You must sign this Letter of Transmittal in the appropriate space provided therefor, with signature guarantee if required, and complete the substitute form W-9 set forth below. See Instruction 9.

                             DESCRIPTION OF COMMON SHARES TENDERED
--------------------------------------------------------------------------------------------------
                                                               Common Share Certificate(s) and
      Name(s) and address(es) of registered holder(s)         Common Share(s) tendered (attach
 (Please fill in, if blank, exactly as name(s) appear(s) on  additional list if necessary). See
                Common Share Certificate(s))                           Instruction 3.
--------------------------------------------------------------------------------------------------
                                                                         Total Number
                                                                           of Common
                                                                            Shares      Number of
                                                            Common Share  Represented     Common
                                                            Certificate        by        Share(s)
                                                             Number(s)*  Certificate(s) Tendered**
                                                 -------------------------------------------------

                                                 -------------------------------------------------

                                                 -------------------------------------------------

                                                 -------------------------------------------------

                                                 -------------------------------------------------

                                                 -------------------------------------------------
                                                            Total Common
                                                               Shares

* Need not be completed by stockholder delivering by book-entry transfer. ** Unless otherwise indicated it will be assumed that all Common Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 4.

  This Letter of Transmittal is to be completed by stockholders, either if Common Share Certificates (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase, as referred to below) is utilized, if tenders of Common Shares (as defined below) are to be made by book-entry transfer into the account of EquiServe Trust Company, as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Common Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders." Stockholders whose Common Share Certificates are not immediately available or who cannot deliver their Common Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Common Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

                          SPECIAL TENDER INSTRUCTIONS

[_]CHECK HERE IF COMMON SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE
   TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER COMMON SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution: _____________________________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF COMMON SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (please enclose a photocopy of such notice of guaranteed delivery):

  Name(s) of Registered Owner(s): ____________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution that Guaranteed Delivery: ______________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

                  NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 6

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to LII Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Northrop Grumman Corporation, a Delaware corporation, the above described shares of common stock, par value $1.00 per share (together with the associated rights to purchase preferred stock of Litton Industries, Inc. (the "Company") pursuant to the Rights Agreement dated as of August 17, 1994 between the Company and The Bank of New York, the "Common Shares" and the certificates representing such Common Shares, the "Common Share Certificates") of the Company, at a price of $80.00 per Common Share, net to the seller in cash, less any required withholding of taxes and without the payment of interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 5, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (the "Letter of Transmittal," which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of the Common Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Common Shares that are being tendered hereby and any and all Common Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Common Shares on or after January 5, 2001, and prior to the transfer to the name of Purchaser (or a nominee or transferee of Purchaser) on the Company's stock transfer records of the Common Shares tendered herewith (collectively, a "Distribution"), and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Common Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Common Share Certificates (and any Distribution) or transfer ownership of such Common Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with appropriate evidences of transfer, to the Depositary for the account of Purchaser, (b) present such Common Shares (and any Distribution) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

  The undersigned irrevocably appoints designees of Purchaser as such undersigned's agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of the undersigned's rights with respect to the Common Shares (and any Distribution) tendered by the undersigned and accepted for payment by Purchaser. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Common Shares for payment. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Common Shares (and any Distribution) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to the Common Shares (and any Distribution) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of Company stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for the Common Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of such Common Shares, Purchaser must be able to exercise full voting rights with respect to such Common Shares (and any Distribution), including, without limitation, voting at any meeting of stockholders.

  The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned's Common Shares (and any Distribution) tendered hereby, and (b) when the Common Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Common Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares (and any Distribution) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Common Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, Purchaser will be, subject to applicable law, entitled to all rights and privileges as the owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser, in its sole discretion.

  All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

  Tenders of Common Shares made pursuant to the Offer are irrevocable, except that Common Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after Tuesday, March 6, 2001. See Section 4 of the Offer to Purchase.

  The undersigned understands that tenders of Common Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Common Shares being tendered.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or issue or return any certificate(s) for Common Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Common Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or any Common Share Certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Common Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or any Common Share Certificate(s) not tendered or accepted for payment in the name of, and deliver such check and/or such Common Share Certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Common Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Common Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Common Shares so tendered.

[_]CHECK HERE IF ANY COMMON SHARE CERTIFICATES REPRESENTING COMMON SHARES THAT
   YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.

  Number of Common Shares represented by lost, stolen or destroyed Common Share Certificates:

 * YOU MUST CONTACT THE TRANSFER AGENT TO HAVE ALL LOST COMMON SHARE
                        --------------
   CERTIFICATES REPLACED IF YOU WANT TO TENDER SUCH COMMON SHARES. SEE PARAGRAPH 11 OF THE ATTACHED INSTRUCTIONS FOR CONTACT INFORMATION FOR THE TRANSFER AGENT.

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)          (See Instructions 1, 5, 6 and 7)


   To be completed ONLY if Common            To be completed ONLY if Common
 Share Certificate(s) not tendered         Share Certificate(s) not tendered
 or not accepted for payment               or not accepted for payment
 and/or the check for the purchase         and/or the check for the purchase
 price of Common Shares accepted           price of Common Shares accepted
 for payment are to be issued in           for payment are to be issued in
 the name of someone other than            the name of someone other than
 the undersigned or if Common              the undersigned or to the
 Shares tendered by book-entry             undersigned at an address other
 transfer that are not accepted            than that shown above.
 for payment are to be returned by
 credit to an account maintained
 at the Book-Entry Transfer
 Facility other than that
 designated above.


 Issue [_] Check                           Issue [_] Check
       [_] Common Share                          [_] Common Share
           Certificate(s) to:                        Certificate(s) to:


 Name: ____________________________        Name: ____________________________
           (Please Print)                            (Please Print)

 Address: _________________________        Address: _________________________

 __________________________________        __________________________________

 __________________________________        __________________________________
                 (Include Zip Code)                        (Include Zip Code)
 __________________________________        __________________________________
   (Tax Identification or Social             (Tax Identification or Social
           Security No.)                             Security No.)
 (See Substitute Form W-9 Included         (See Substitute Form W-9 Included
              Herein)                                   Herein)

 [_]Credit Common Shares tendered
    by book-entry transfer that
    are not accepted for payment
    to Depositary to the account
    set forth below:
 __________________________________
 __________________________________
    (Depositary Account Number)

                                   SIGN HERE
                 AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                           Signature(s) of Holder(s)
                       (See guarantee requirement below)

 Dated: ____________ , 2001

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Common Share Certificate(s). If signed by person(s) to whom the Common Shares represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 2, 3 and 5.)

 Name(s): ___________________________________________________________________

 ----------------------------------------------------------------------------
                                (Please Print)

 Capacity (full title): _____________________________________________________

 Address: ___________________________________________________________________

 ____________________________________________________________________________

 ____________________________________________________________________________
                                  (Zip Code)

 Area Code and Telephone Number: ____________________________________________

 Tax Identification or Social Security Number: ______________________________

 ============================================================================

                           GUARANTEE OF SIGNATURE(S)
                         (SEE INSTRUCTIONS 1, 2 AND 5)

 Authorized Signature: ______________________________________________________

 Name: ______________________________________________________________________
                                (Please Print)

 Capacity (full title): _____________________________________________________

 Name of Firm: ______________________________________________________________

 Address: ___________________________________________________________________

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                                  (Zip Code)

 Area Code and Telephone Number: ____________________________________________

 Dated: ______________________________________________________________ , 2001

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if: (a) this Letter of Transmittal is signed by the registered holder(s) of Common Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) such Common Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP), or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934) (each of the foregoing, an "Eligible Institution"'). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

  2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if Common Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Common Share Certificates evidencing tendered Common Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Common Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. Stockholders whose Common Share Certificates are not immediately available or who cannot deliver their Common Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Common Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (c) the Common Share Certificates (or a Book-Entry Confirmation) representing all tendered Common Shares in proper form for transfer, in each case, together with this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. If Common Share Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

  The method of delivery of this Letter of Transmittal, Common Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested and properly insured is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent tenders will be accepted and no fractional Common Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof if by an Eligible Institution), waive any right to receive any notice of the acceptance of their Common Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the Common Share Certificate numbers and/or the number of Common Shares and any other required information should be listed on a separate signed schedule attached hereto.

  4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Common Shares evidenced by any Common Share Certificate submitted are to be tendered, fill in the number of Common

Shares which are to be tendered in the box entitled "Number of Common Shares Tendered" in the "Description of Common Shares Tendered." In such cases, new Common Share Certificates for the Common Shares that were evidenced by your old Common Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Common Shares represented by Common Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Common Share Certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Common Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Common Shares are registered in different names on several Common Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Common Share Certificates.

  If this Letter of Transmittal or any Common Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares listed and transmitted hereby, no endorsements of Common Share Certificates or separate stock powers are required unless payment is to be made to, or Common Share Certificates for Common Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). In such latter case, signatures on such Common Share Certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Share Certificate(s) listed, the Common Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Common Share Certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Common Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Common Share Certificates for Common Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Common Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Common Share Certificate(s) listed in this Letter of Transmittal.

  7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Common Share Certificates for Common Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such Common Share Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Common Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Stockholder may designate under "Special Payment Instructions." If no such instructions are given, such Common Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

  8. Waiver of Conditions. Subject to the terms and conditions of the Agreement and Plan of Merger (as defined in the Offer to Purchase), the conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

  9. 31% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a stockholder whose tendered Common Shares are accepted for payment pursuant to the Offer may be subject to backup withholding at a rate of 31%. To prevent backup withholding on any payment made to a stockholder pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's current taxpayer identification number ("TIN") by completing the enclosed Substitute Form W-9, certifying that the TIN provided on that form is correct (or that such stockholder is awaiting a TIN), and that (i) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) after being so notified, the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Common Shares pursuant to the Offer may be subject to backup withholding (see below).

  Each stockholder is required to give the Depositary the TIN (e.g., Social Security number or employer identification number) of the record holder of the Common Shares. If the Common Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. A stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such stockholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the stockholder has furnished the Depositary with his or her TIN by the time payment is made. A stockholder who checks the box in Part 3 in lieu of furnishing such stockholder's TIN should furnish the Depositary with such stockholder's TIN as soon as it is received.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, a stockholder who is exempt from backup withholding should complete the Substitute Form W-9 by providing his or her correct TIN, signing and dating the form, and writing exempt on the face of the form. A stockholder who is a foreign individual or a foreign entity should also submit to the Depositary a properly completed Form W-8, Certificate of Foreign Status (which the Depositary will provide upon request), signed under penalty of perjury, attesting to the stockholder's exempt status. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments to be made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding.

  10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery also may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

  11. Lost, Destroyed or Stolen Certificates. If any Common Share Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent at (800) 432-0140. The stockholder then will be instructed as to the steps that must be taken in order to replace the Common Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Common Share Certificates have been followed.

  Important: This Letter of Transmittal (or a facsimile hereof), together with Common Share Certificates or confirmation of book-entry transfer or the Notice of Guaranteed Delivery, and all other required documents, must be received by the Depositary on or prior to the Expiration Date.

                            EQUISERVE TRUST COMPANY
-------------------------------------------------------------------------------

 SUBSTITUTE             Part 1--PLEASE PROVIDE YOUR    Social Security Number
 Form W-9               TIN IN THE BOX AT THE RIGHT              OR
                        AND CERTIFY BY SIGNING AND     Employer Identification
                        DATING BELOW                           Number

 Department of                                         ----------------------
 the Treasury
 Internal Revenue
 Service

 EquiServe Trust
 Company's Request for
 Taxpayer Identification
 Number ("TIN")
 Part 2--Certificate--Under penalties of perjury, I certify that:
-------------------------------------------------------------------------------

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) after being so notified, the IRS has notified me that I am no longer subject to backup withholding.
-------------------------------------------------------------------------------
 Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that your are no longer subject to backup withholding, do not cross out such item (2).
-------------------------------------------------------------------------------

                                                            [_] Part 3--
 Signature :__________________________________________      Awaiting TIN

 Name: ________________________ Date :_______________
 Address: ____________________________________________
                    (Please Print)

_______________________________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

_______________________________________________________________________________

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

 Signature :_______________________      Date :_____________ , 2001

_______________________________________________________________________________

  Questions and requests for assistance may be directed to the Information Agent or Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

                    The Information Agent for the Offer is:

              [LOGO OF GEORGESON SHAREHOLDER COMMUNICATIONS INC.]

                          17 State Street, 10th floor
                           New York, New York 10004

               Bankers and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

                     The Dealer Manager for the Offer is:

                             Salomon Smith Barney

                             388 Greenwich Street
                           New York, New York 10013

                        Call Toll Free: (877) 319-4978

                             LETTER OF TRANSMITTAL
          To Tender Shares of Series B $2 Cumulative Preferred Stock

                                      of

                            Litton Industries, Inc.

                                      at

                             $35.00 Net Per Share
            Pursuant to the Offer to Purchase Dated January 5, 2001

                                      of

                            LII Acquisition Corp.,
                         a wholly owned subsidiary of
                         Northrop Grumman Corporation

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                                     TIME,
          ON FRIDAY, FEBRUARY 2, 2001, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                            EQUISERVE TRUST COMPANY

            By Mail:                            By Hand:                    By Overnight Delivery:
     EQUISERVE TRUST COMPANY            EQUISERVE TRUST COMPANY            EQUISERVE TRUST COMPANY
         P.O. Box 842010              c/o Securities Transfer and            40 Campanelli Drive
      Boston, Massachusetts             Reporting Services, Inc.           Braintree, Massachusetts
           02284-2010                 100 William Street--Galleria                  02184
                                        New York, New York 10038

            By Facsimile Transmission:                    By Confirmation Receipt of Facsimile
         (for Eligible Institutions Only)                          by Telephone Only:
                  (781) 575-4826                                     (781) 575-4816
                        or
                  (781) 575-4827

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmissions of instructions via a facsimile number other than as set forth above, will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. You must sign this Letter of Transmittal in the appropriate space provided therefor, with signature guarantee if required, and complete the substitute form W-9 set forth below. See Instruction 9.

--------------------------------------------------------------------------------------------
                      DESCRIPTION OF PREFERRED SHARES TENDERED
--------------------------------------------------------------------------------------------
                                                          Preferred Share Certificate(s)
      Name(s) and Address(es) of Registered Holder(s)      and Preferred Shares Tendered
       (Please fill in, if blank, exactly as name(s)     (Attach additional signed list if
        appear(s) on Preferred Share Certificate(s))       necessary) See Instruction 3.
--------------------------------------------------------------------------------------------
                                                                    Total Number
                                                                    of Preferred
                                                        Preferred      Shares     Number of
                                                          Share     Represented   Preferred
                                                       Certificate      by          Shares
                                                       Number(s)*  Certificate(s) Tendered**
                                                 -------------------------------------------

                                                 -------------------------------------------

                                                 -------------------------------------------

                                                 -------------------------------------------

                                                 -------------------------------------------

                                                 -------------------------------------------
                                                        Total
                                                       Preferred
                                                        Shares
--------------------------------------------------------------------------------------------

 * Need not be completed by stockholder delivering by book-entry transfer. ** Unless otherwise indicated it will be assumed that all Preferred Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 4.

  This Letter of Transmittal is to be completed by stockholders, either if Preferred Share Certificates (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase, as referred to below) is utilized, if tenders of Preferred Shares (as defined below) are to be made by book-entry transfer into the account of EquiServe Trust Company, as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Preferred Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders." Stockholders whose Preferred Share Certificates are not immediately available or who cannot deliver their Preferred Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Preferred Shares according to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                          SPECIAL TENDER INSTRUCTIONS

[_]CHECK HERE IF PREFERRED SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER PREFERRED SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution: ______________________________________________

  Account Number: _____________________________________________________________

  Transaction Code Number: ____________________________________________________

[_]CHECK HERE IF PREFERRED SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (please enclose a photocopy of such notice of guaranteed delivery):

  Name of Registered Owner(s): ________________________________________________

  Window Ticket Number (if any): ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery: _________________________

  Name of Institution that Guaranteed Delivery: _______________________________

  Account Number: _____________________________________________________________

  Transaction Code Number: ____________________________________________________

                  NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 6

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to LII Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Northrop Grumman Corporation, a Delaware corporation, the above described shares of Series B $2 Cumulative Preferred Stock, par value $5.00 per share (the "Preferred Shares" and the certificates representing such Preferred Shares, the "Preferred Share Certificates") of Litton Industries, Inc., a Delaware corporation (the "Company"), at a price of $35.00 per Preferred Share, net to the seller in cash, less any required withholding of taxes and without the payment of interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 5, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (the "Letter of Transmittal," which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of the Preferred Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Preferred Shares that are being tendered hereby and any and all Preferred Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Preferred Shares on or after January 5, 2001, 2001, and prior to the transfer to the name of Purchaser (or a nominee or transferee of Purchaser) on the Company's stock transfer records of the Preferred Shares tendered herewith (collectively, a "Distribution"), and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Preferred Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Preferred Share Certificates (and any Distribution) or transfer ownership of such Preferred Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with appropriate evidences of transfer, to the Depositary for the account of Purchaser,
(b) present such Preferred Shares (and any Distribution) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

  The undersigned irrevocably appoints designees of Purchaser as such undersigned's agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of the undersigned's rights with respect to the Preferred Shares (and any Distribution) tendered by the undersigned and accepted for payment by Purchaser. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Preferred Shares for payment. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Preferred Shares (and any Distribution) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to the Preferred Shares (and any Distribution) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of Company stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for the Preferred Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of such Preferred Shares, Purchaser must be able to exercise full voting rights with respect to such Preferred Shares (and any Distribution), including, without limitation, voting at any meeting of stockholders.

  The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned's Preferred Shares (and any Distribution) tendered hereby, and (b) when the Preferred Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Preferred Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Preferred Shares (and any Distribution) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Preferred Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, Purchaser will be, subject to applicable law, entitled to all rights and privileges as the owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser, in its sole discretion.

  All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

  Tenders of Preferred Shares made pursuant to the Offer are irrevocable, except that Preferred Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after Tuesday, March 6, 2001. See Section 4 of the Offer to Purchase.

  The undersigned understands that tenders of Preferred Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Preferred Shares being tendered.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or issue or return any certificate(s) for Preferred Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Preferred Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or any Preferred Share Certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Preferred Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or any Preferred Share Certificate(s) not tendered or accepted for payment in the name of, and deliver such check and/or such Preferred Share Certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Perferred Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Preferred Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Preferred Shares so tendered.

[_]CHECK HERE IF ANY PREFERRED SHARE CERTIFICATES REPRESENTING PREFERRED
   SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION
   11.

Number of Preferred Shares represented by lost, stolen or destroyed Preferred Share Certificates: ____________________________

*  YOU MUST CONTACT THE TRANSFER AGENT TO HAVE ALL LOST PREFERRED SHARE
                        --------------
   CERTIFICATES REPLACED IF YOU WANT TO TENDER SUCH PREFERRED SHARES. SEE PARAGRAPH 11 OF THE ATTACHED INSTRUCTIONS FOR CONTACT INFORMATION FOR THE TRANSFER AGENT.

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1, 5, 6, and 7)          (See Instructions 1, 5, 6 and 7)


   To be completed ONLY if                   To be completed ONLY if
 Preferred Share Certificate(s)            Preferred Share Certificate(s)
 not tendered or not accepted for          not tendered or not accepted for
 payment and/or the check for the          payment and/or the check for the
 purchase price of Preferred               purchase price of Preferred
 Shares accepted for payment are           Shares accepted for payment are
 to be issued in the name of               to be issued in the name of
 someone other than the                    someone other than the
 undersigned or if Preferred               undersigned or to the undersigned
 Shares tendered by book-entry             at an address other than that
 transfer that are not accepted            shown above.
 for payment are to be returned by
 credit to an account maintained
 at the Book-Entry Transfer
 Facility other than that
 designated above.

                                           Issue [_] Check and/or [_] Preferred
                                           Shar Certificate(s) to:

                                           Name: ____________________________

                                                     (Please Print)
 Issue [_] Check and/or [_] Preferred      Address: _________________________
 Share Certificate(s) to:
                                           __________________________________

                                           __________________________________

 Name: ____________________________        __________________________________
           (Please Print)
                                           __________________________________
 Address: _________________________                        (Include Zip Code)

     _____________________________         __________________________________
                                           (Tax Identification or Social
     _____________________________                  Security No.)
                 (Include Zip Code)

 __________________________________        (See Substitute Form W-9 Included
   (Tax Identification or Social                        Herein)
           Security No.)

 (See Substitute Form W-9 Included
              Herein)

 [_]Credit Preferred Shares
 tendered by book-entry transfer
 that are not accepted for payment
 to Depositary to the account set
 forth below:
 __________________________________

 __________________________________
    (Depositary Account Number)

                                   SIGN HERE
                (And Complete Accompanying Substitute Form W-9)

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                           Signature(s) of Holder(s)
                       (See guarantee requirement below)

 Dated: ______________________________________________________________ , 2001

 Must be signed by registered holder(s) exactly as name(s) appear(s) on Preferred Share Certificate(s). If signed by person(s) to whom the Preferred Shares represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. (See Instructions 2, 3 and 5.)

 Name(s): ___________________________________________________________________

 ____________________________________________________________________________
                                (Please Print)

 Capacity (full title): _____________________________________________________

 Address: ___________________________________________________________________
                                  (Zip Code)

 Area Code and Telephone No.: _______________________________________________


 Tax Identification or Social Security No.: _________________________________


                           GUARANTEE OF SIGNATURE(S)
                         (See Instructions 1, 2 And 5)

 Authorized Signature: ______________________________________________________

 Name: ______________________________________________________________________
                                (Please Print)

 Capacity (full title): _____________________________________________________

 Name of Firm: ______________________________________________________________

 Address: ___________________________________________________________________

 ____________________________________________________________________________

 ____________________________________________________________________________
                                  (Zip Code)

 Area Code and Telephone No.: _______________________________________________

 Dated: ______________________________________________________________ , 2001

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if: (a) this Letter of Transmittal is signed by the registered holder(s) of Preferred Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Preferred Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) such Preferred Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP), or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934) (each of the foregoing, an "Eligible Institution"'). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

  2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if Preferred Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in
Section 3 of the Offer to Purchase. Preferred Share Certificates evidencing tendered Preferred Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Preferred Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. Stockholders whose Preferred Share Certificates are not immediately available or who cannot deliver their Preferred Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Preferred Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (c) the Preferred Share Certificates (or a Book-Entry Confirmation) representing all tendered Preferred Shares in proper form for transfer, in each case, together with this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. If Preferred Share Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

  The method of delivery of this Letter of Transmittal, Preferred Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested and properly insured is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent tenders will be accepted and no fractional Preferred Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof if by an Eligible Institution), waive any right to receive any notice of the acceptance of their Preferred Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the Preferred Share Certificate numbers and/or the number of Preferred Shares and any other required information should be listed on a separate signed schedule attached hereto.

  4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Preferred Shares evidenced by any Preferred Share Certificate submitted are to be tendered, fill in the number of Preferred

Shares which are to be tendered in the box entitled "Number of Preferred Shares Tendered" in the "Description of Preferred Shares Tendered." In such cases, new Preferred Share Certificates for the Preferred Shares that were evidenced by your old Preferred Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Preferred Shares represented by Preferred Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Preferred Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Preferred Share Certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Preferred Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Preferred Shares are registered in different names on several Preferred Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Preferred Share Certificates.

  If this Letter of Transmittal or any Preferred Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Preferred Shares listed and transmitted hereby, no endorsements of Preferred Share Certificates or separate stock powers are required unless payment is to be made to, or Preferred Share Certificates for Preferred Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). In such latter case, signatures on such Preferred Share Certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Preferred Share Certificate(s) listed, the Preferred Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Preferred Share Certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay any applicable stock transfer taxes with respect to the transfer and sale of Preferred Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Preferred Share Certificates for Preferred Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Preferred Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price, if applicable, unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Preferred Share Certificate(s) listed in this Letter of Transmittal.

  7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Preferred Share Certificates for Preferred Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such Preferred Share Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Preferred Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Stockholder may designate under "Special Payment Instructions." If no such instructions are given, such Preferred Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

  8. Waiver of Conditions. Subject to the terms and conditions of the Agreement and Plan of Merger (as defined in the Offer to Purchase), the conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

  9. 31% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a stockholder whose tendered Preferred Shares are accepted for payment pursuant to the Offer is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 and to certify that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN). If such stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Preferred Shares pursuant to the Offer may be subject to backup withholding (see below).

  A stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such stockholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the stockholder has furnished the Depositary with his or her TIN within 60 days. A stockholder who checks the box in Part 3 in lieu of furnishing such stockholder's TIN should furnish the Depositary with such stockholder's TIN as soon as it is received.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status (Form W-8). Forms for such statements can be obtained from the Depositary. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments to be made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding.

  10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery also may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

  11. Lost, Destroyed or Stolen Certificates. If any Preferred Share Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent at (800) 432-0140. The stockholder then will be instructed as to the steps that must be taken in order to replace the Preferred Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Preferred Share Certificates have been followed.

  Important: This Letter of Transmittal (or a facsimile hereof), together with Preferred Share Certificates or confirmation of book-entry transfer or the Notice of Guaranteed Delivery, and all other required documents, must be received by the Depositary on or prior to the Expiration Date.

                           EQUISERVE TRUST COMPANY:

 SUBSTITUTE             Part 1--PLEASE PROVIDE YOUR    Social Security Number
 Form W-9               TIN IN THE BOX AT RIGHT AND              OR
 Department of          CERTIFY BY SIGNING AND         Employer Identification
 the Treasury           DATING BELOW.                          Number

 Internal Revenue
 Service                                               ----------------------

 EquiServe Trust Company's
 Request for Taxpayer
 Identification Number ("TIN")
-------------------------------------------------------------------------------
 Part 2--Certification--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
-------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that your are no longer subject to backup withholding, do not cross out such item (2).
-------------------------------------------------------------------------------

                                                            [_] Part 3--
 SIGNATURE: ___________________                             Awaiting TIN


 NAME: ________________________  DATE: ______ , 2001
         (Please Print)


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

________________________________________________________________________________

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

 Signature: _______________________      Date: _____________ , 2001
________________________________________________________________________________

  Questions and requests for assistance may be directed to the Information Agent or Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

                    The Information Agent for the Offer is:

              [LOGO OF GEORGESON SHAREHOLDER COMMUNICATIONS INC.]

                          17 State Street, 10th floor
                           New York, New York 10004

               Bankers and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

                     The Dealer Manager for the Offer is:

                             Salomon Smith Barney

                             388 Greenwich Street
                           New York, New York 10013

                        Call Toll Free: (877) 319-4978